UNIVERSAL HEALTH REALTY INCOME TRUST




                                                              January 7, 1998

Mr. Alan B. Miller
President
UHS of Delaware, Inc.
367 South Gulph Road
King of Prussia, PA 19406


Dear Alan:

         The Board of Trustees of Universal Health Realty Income Trust at their December 2, 1997, meeting authorized the renewal of the current Advisory Agreement between the Trust and UHS of Delaware, Inc. ("Agreement") upon the same terms and conditions.

         This letter constitutes the Trust's offer to renew the Agreement until December 31, 1998, upon the same terms and conditions. Please acknowledge UHS of Delaware, Inc.'s acceptance of this offer by signing in the space provided below and returning one copy of this letter to me.



                                                 Sincerely yours,

                                               /s/ Kirk E. Gorman
                                                 Kirk E. Gorman
                                                 President and Secretary





Cc:      Warren J. Nimetz, Esquire
         Charles Boyle

Agreed to and Accepted:

UHS OF DELAWARE, INC.

By: /s/ Alan B. Miller
    ----------------------
      Alan B. Miller, President